AMENDED AND RESTATED BYLAWS
                                       OF
                         CURATIVE HEALTH SERVICES, INC.
                             Effective June 24, 1996

                                   ARTICLE I.
                             OFFICES, CORPORATE SEAL

     Section 1.01. Registered Office. The registered office of the Corporation in Minnesota shall be that set forth in the articles of incorporation or in the most recent amendment of the articles of incorporation or resolution of the directors filed with the secretary of state of Minnesota changing the registered office.

     Section 1.02. Other Offices. The Corporation may have such other offices, within or without the state of Minnesota, as the directors shall, from time to time, determine.

     Section 1.03. Corporate Seal. The Corporation shall have no seal.

                                   ARTICLE II.
                            MEETINGS OF STOCKHOLDERS

     Section 2.01. Annual Meetings.

     (a) A meeting of the stockholders shall be held annually (the "annual meeting") on such date and at such place and time as the board of directors shall by resolution establish.

     (b) At the annual meeting the stockholders, voting as provided in the articles of incorporation and these bylaws, shall elect qualified successors for directors who serve for an indefinite term or whose terms have expired or are due to expire within six months after the date of the meeting and shall transact such other business which is properly brought before them.

     (c) To be properly brought before an annual meeting of stockholders, business must be (1) specified in the notice of the meeting, (2) directed to be brought before the meeting by the board of directors or (3) proposed at the meeting by a stockholder who (i) was a stockholder of record at the time of giving of notice provided for in these Bylaws, (ii) is entitled to vote at the meeting and (iii) gives prior notice of the matter, which must otherwise be a proper matter for stockholder action, in the manner herein provided. For business to be properly brought before an annual meeting by a stockholder, the stockholder must give written notice to the secretary of the Corporation so as to be received at the principal executive offices of the Corporation at least 60 days before the date that is one year after the prior year's

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annual meeting. Such notice shall set forth (1) the name and record address of the stockholder and of the beneficial owner, if any, on whose behalf the proposal will be made, (2) the class and number of shares of the Corporation owned by the stockholders and beneficially owed by the beneficial owner, if any, on whose behalf the proposal will be made, (3) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business and (4) any material interest in such business. The chairman of the meeting may refuse to acknowledge any proposed business not made in compliance with the foregoing procedure.

     Section 2.02 Special Meetings. Special meetings of the stockholders may be held at any time and for any purpose and may be called by the chief executive officer, the chief financial officer, two or more directors or by a stockholder or stockholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or affect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. A stockholder or stockholders holding the requisite percentage of the voting power of all shares entitled to vote may demand a special meeting of the stockholders by written notice of demand given to the chief executive officer or chief financial officer of the Corporation and containing the purposes of the meeting. Within 30 days after receipt of demand by one of those officers, the board of directors shall cause a special meeting of stockholders to be called and held on notice no later than 90 days after receipt of the demand, at the expense of the Corporation. Special meetings shall be held on the date and at the time and place fixed by the chief executive officer, chief financial officer or the board of directors, except that a special meeting called by or at the demand of a stockholder or stockholders shall be held in the county where the principal executive office is located. The business transacted at a special meeting shall be limited to the purposes as stated in the notice of the meeting.

     Section 2.03. Quorum, Adjourned Meetings. The holders of a majority voting power of the shares entitled to vote shall constitute a quorum for the transaction of business at any annual or special meeting. In case a quorum shall not be present at a meeting, the meeting may be adjourned from time to time without notice other than announcement at the time of adjournment of the date, time and place of the adjourned meeting.

     Section 2.04. Voting. At each meeting of the stockholders every stockholder having the right to vote shall be entitled to vote either in person or by proxy. Each stockholder, unless the articles of incorporation or statutes provide otherwise, shall have one vote for each share having voting power registered in such stockholder's name on the books of the corporation. Jointly owned shares may

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be voted by any joint owner unless the Corporation receives written notice from any one of them denying the authority of that person to vote those shares. Upon the demand of any stockholder, the vote upon any question before the meeting shall be by ballot. All questions shall be decided by the affirmative vote of the holders of a majority of the voting power of shares entitled to vote and represented at the meeting at the time of the vote except if otherwise required by statute, the articles of incorporation, or these bylaws.

     Section 2.05. Record Date. The board of directors may fix a date, not exceeding 60 days preceding the date of any meeting of stockholders, as a record date for the determination of the stockholders entitled to notice of, and to vote at, such meeting, notwithstanding any transfer of shares on the books of the Corporation after any record date so fixed. If the board of directors fails to fix a record date for determination of the stockholders entitled to notice of and to vote at, any meeting of stockholders, the record date shall be the 20th day preceding the date of such meeting.

     Section 2.06 Notice of Meetings. There shall be mailed to each stockholder, shown by the books of the Corporation to be a holder of record of voting shares, at his address as shown by the books of the Corporation, a notice setting out the date, time and place of each annual meeting and each special meeting, except where the meeting is an adjourned meeting and the date, time and place of the meeting were announced at the time of adjournment, which notice shall be mailed at least 20 days, and not more than 60 days, prior thereto. Every notice of any special meeting called pursuant to section 2.02 hereof shall state the purpose or purposes for which the meeting has been called, and the business transacted at all special meetings shall be confined to the purposes stated in the notice.

     Section 2.07. Waiver of Notice. Notice of any annual or special meeting may be waived by any stockholder either before, at or after such meeting orally or in writing signed by such stockholder or a representative entitled to vote the shares of such stockholder. A stockholder, by his attendance at any meeting of stockholders, shall be deemed to have waived notice of such meeting, except where the stockholder objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at that meeting.

     Section 2.08. Conduct of Meetings. The highest ranking officer of the Corporation who is present shall call to order and act as chairman of any meeting of the stockholders. In the absence of the secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints. The chairman of the meeting shall have the right and authority to prescribe such rules,

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regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for conduct of the meeting. To the extent not prohibited by law, such rules, regulations or procedures may include, without limitation, establishment of (1) an agenda or order of business for the meeting and the method by which business may be proposed, (2) rules and procedures for maintaining order at the meeting and the safety of those present, (3) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized proxies or such other persons as the chairman of the meeting shall determine, (4) restrictions on entry to the meeting after the time fixed for the commencement thereof and (5) limitations on the time allotted to questions or comments by participants. Any proposed business contained in the notice of a regular meeting is deemed to be on the agenda and no further motions or other actions shall be required to bring such proposed business up for consideration. Unless and to the extent otherwise determined by the chairman of the meeting, it shall not be necessary to follow Robert's Rules of Order or any other rules of parliamentary procedure at the meeting of the stockholders. Following completion of the business of the meeting as determined by the chairman of the meeting, the chairman of the meeting shall have the exclusive authority to adjourn the meeting.

     Section 2.09. Nomination of Directors. Only persons nominated in accordance with the following procedures shall be eligible for election by stockholders as directors. Nominations of person for election as directors may be made at a meeting of stockholders called for the purpose of electing directors (a) by or at the direction of the board of directors or (b) by a stockholder who (i) was a stockholder of record at the time of giving of notice provided for in these Bylaws, (ii) is entitled to vote at the meeting and (iii) gives prior notice of the nomination, in the manner herein provided. For a nomination to be properly made by a stockholder, the stockholder must give written notice to the secretary of the Corporation so as to be received at the principal executive offices of the Corporation at least 60 days before the date that is one year after the prior years meeting. Such notice shall set forth (a) as to the stockholder giving the notice: (1) the name and record address of the stockholder and of the beneficial owner, if any, on whose behalf the nomination will be made and (2) the class and number of shares of the Corporation owned by the stockholder and beneficially owned by the beneficial owner, if any, on whose behalf the nomination will be made; and (b) as to each person the stockholder proposes to nominate: (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person and (3) the class and number of shares of the Corporation owned by the person. The chairman of the meeting may refuse to acknowledge any proposed nomination not made in compliance with the foregoing procedure.

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                                  ARTICLE III.
                                    DIRECTORS

     Section 3.01. General Powers. The business and affairs of the Corporation shall be managed by or under the authority of the board of directors, except as otherwise permitted by statute.

     Section 3.02. Number, Qualification and Term of Office. Until changed as provided in these bylaws, the Corporation shall have six directors. The number of directors shall be increased or decreased from time to time by resolution of the board of directors or the stockholders. Directors need not be stockholders. Each of the directors shall hold office until the annual meeting of stockholder next held after such director's election and until such director's successor shall have been elected and shall qualify, or until the earlier death, resignation, removal, or disqualification of such director.

     Section 3.03. Board Meetings. Meetings of the board of directors may be held from time to time at such time and place within or without the state of Minnesota as may be designated in the notice of such meeting.

     Section 3.04. Calling Meetings; Notice. Meetings of the board of directors may be called by the chief executive officer by giving at least twenty-four hours' notice, or by any other director by giving at least five days' notice, of the date, time and place thereof to each director by mail, telephone, telegram or in person. If the day or date, time and place of a meeting of the board of directors has been announced at a previous meeting of the board, no notice is required. Notice of an adjourned meeting of the board of directors need not be given other than by announcement at the meeting at which adjournment is taken.

     Section 3.05. Waiver of Notice. Notice of any meeting of the board of directors may be waived by any director either before, at, or after such meeting orally or in a writing signed by such director. A director, by his attendance at any meeting of the board of directors, shall be deemed to have waived notice of such meeting, except where the director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and does not participate thereafter in the meeting.

     Section 3.06. Quorum and Vote at Meetings. A majority of the directors holding office immediately prior to a meeting of the board of directors shall constitute a quorum for the transaction of business at such meeting. A vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except if otherwise required by statute, the articles of incorporation or these bylaws.

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     Section 3.07. Absent Directors. A director may give advance written consent or opposition to a proposal to be acted on at a meeting of the board of directors. If such director is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the director has consented or objected.

     Section 3.08. Conference Communications. Any or all directors may participate in any meeting of the board of directors, or of any duly constituted committee thereof, by any means of communication through which the directors may simultaneously hear each other during such meeting. For the purposes of establishing a quorum and taking any action at the meeting, such directors participating pursuant to this section 3.08 shall be deemed present in person at the meeting; and the place of the meeting shall be the place of origination of the conference telephone conversation or other comparable communication technique.

     Section 3.09. Vacancies; Newly Created Directorships. Vacancies on the board of directors of this Corporation occurring by reason of death, resignation, removal or disqualification shall be filled for the unexpired term by a majority of the remaining directors of the board although less than a quorum; newly created directorships resulting from an increase in the authorized number of directors by action of the board of directors may be filled by majority vote of the directors serving at the time of such increase; and each director elected pursuant to this section 3.09 shall be a director until such director's successor is elected by the stockholders at their next annual or special meeting.

     Section 3.10. Removal. Any or all of the directors may be removed from office at any time, but only for cause, by the affirmative vote of the stockholders holding a majority of the shares entitled to vote at an election of directors. In the event that the entire board or any one or more directors be so removed by the stockholders, new directors shall be selected at the same meeting. A director named by the board of directors to fill a vacancy may be removed from office at any time, with or without cause, by the affirmative vote of a majority of the remaining directors if the stockholders have not elected directors in the interim between the time of the appointment to fill such vacancy and the time of the removal.

     Section 3.11. Committees. A resolution approved by the affirmative vote of a majority of the board of directors may establish committees having the authority of the board in the management of the business of the Corporation to the extent provided in the resolution. A committee shall consist of one or more

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persons, who need not be directors, appointed by affirmative vote of a majority of the directors present. Committees (other than special litigation committees) are subject to the direction and control of, and vacancies in the membership thereof shall be filled by, the board of directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business

     The Corporation shall have an Audit Committee, a majority of the members of which shall be independent directors.

     Section 3.12. Written Action. Any action which might be taken at a meeting of the board of directors, or any duly constituted committee thereof, may be taken without a meeting if done in writing and signed by all of the directors or committee members, unless the articles of incorporation provide otherwise and the action need not be approved by the stockholders.

     Section 3.13. Compensation. Directors who are not salaried officers of this Corporation shall receive such fixed sum per meeting attended or such fixed annual sum as shall be determined, from time to time, by resolution of the board of directors. The board of directors may, by resolution, provide that all directors shall receive their expenses, if any, of attendance at meetings of the board of directors or any committee thereof. Nothing herein contained shall be construed to preclude any director from serving this Corporation in any other capacity and receiving proper compensation therefor.

                                   ARTICLE IV.
                                    OFFICERS

     Section 4.01. Number. The officers of the Corporation shall consist of a chairman of the board (if one is elected by the board), a chief executive officer, one or more vice presidents (if desired by the board), a chief financial officer, a secretary and such other officers and agents as may, from time to time, be elected by the board of directors. Any number of offices may be held by the same person.

     Section 4.02 Election, Term of Office and Qualifications. The board of directors shall elect or appoint, by resolution approved by the affirmative vote of a majority of the directors present, from within or without their number, the chief executive officer, chief financial officer and such other officers as may be deemed advisable, each of whom shall have the powers, rights, duties, responsibilities and terms of office provided for in these bylaws or a resolution of the board of directors not inconsistent therewith. The chief executive officer and all other officers who may be directors shall continue to hold office until the election and qualification of their successors, notwithstanding an earlier termination of their directorship.

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     Section 4.03. Removal and Vacancies. Any officer may be removed from his office by the board of directors at any time, with or without cause. Such removal, however, shall be without prejudice to the contract rights of the person so removed. If there be a vacancy in an office of the Corporation by reason of death, resignation or otherwise, such vacancy shall be filled for the unexpired term by the board of directors.

     Section 4.04. Chairman of the Board. The chairman of the board, if one is elected, shall preside at all meetings of the stockholders and directors and shall have such other duties as may be prescribed, from time to time, by the board of directors.

     Section 4.05. Chief Executive Officer. The chief executive officer shall have general active management of the business of the Corporation. In the absence of the chairman of the board, he shall preside at all meetings of the stockholders and directors. He shall see that all orders and resolutions of the board of directors are carried into effect. He shall execute and deliver, in the name of the Corporation, any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the Corporation unless the authority to execute and deliver is required by law to be exercised by another person or is expressly delegated by the articles of incorporation or bylaws or by the board of directors to some other officer or agent of the Corporation. He shall maintain records of and, whenever necessary, certify all proceedings of the board of directors and the stockholders, and in general, shall perform all duties usually incident to the office of the chief executive officer. He shall have such other duties as may, from time to time, be prescribed by the board of directors.

     Section 4.06. Vice President. Each vice president, if one or more is elected, shall have such powers and shall perform such duties as prescribed by the board of directors or by the chief executive officer. In the event of the absence or disability of the chief executive officer, the vice president(s) shall succeed to his power and duties in the order designated by the board of directors.

     Section 4.07. Secretary. The secretary shall be secretary of and shall attend all meetings of the stockholders and board of directors and shall record all proceedings of such meetings in the minute book of the Corporation. He shall give proper notice of meetings of stockholders and directors. He shall perform such other duties as may, from time to time, be prescribed by the board of directors or by the chief executive officer.

     Section 4.08. Chief Financial Officer. The chief financial officer shall keep accurate financial records for the Corporation. He shall deposit all moneys, drafts and checks in the name of, and to the credit of, the Corporation in such banks and depositories as the board of directors shall, from time to time, designate. He

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shall have power to endorse for deposit all notes, checks and drafts received by the Corporation. He shall disburse the funds of the Corporation, as ordered by the board of directors, making proper vouchers therefor. He shall render to the chief executive officer and the directors, whenever requested, an account of all his transactions as chief financial officer and of the financial conditions of the Corporation, and shall perform such other duties as may, from time to time, be prescribed by the board of directors or by the chief executive officer.

     Section 4.09. Compensation. The officers of the Corporation shall receive such compensation for their services as may be determined, from time to time, by resolution of the board of directors.

                                   ARTICLE V.

                            SHARES AND THEIR TRANSFER

     Section 5.01. Certificates for Shares. All shares of the Corporation shall be certificated shares. Each holder of shares of the Corporation shall be entitled to a certificate for shares, in such form as the board of directors may, from time to time, approve. Certificates shall be signed by an authorized representative of the Corporation's transfer agent. A certificate representing shares of the Corporation shall contain on its face the information required by Minnesota Statutes, Section 302A.417, subd. 4. A certificate representing shares issued by this Corporation shall set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the board to determine relative rights and preferences of subsequent classes or series. All matters dealing with the transfer of shares and the loss of certificates shall be dealt with in the resolution of the board of directors appointing this Corporation's transfer agent.

                                   ARTICLE VI.
                           DISTRIBUTIONS, RECORD DATE

     Section 6.01. Distributions. Subject to the provisions of the articles of incorporation, of these bylaws, and of law, the board of directors may authorize and cause the Corporation to make distributions whenever, and in such amounts or forms as, in its opinion, are deemed advisable.

     Section 6.02. Record Date. Subject to any provisions of the articles of incorporation, the board of directors may fix a date not exceeding 120 days preceding the date fixed for the payment of any distribution as the record date for the determination of the stockholders entitled to receive payment of the distribution and, in such case, only stockholders of record on the date so fixed shall be entitled to

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receive payment of such distribution notwithstanding any transfer of shares on the books of the Corporation after the record date.

                                  ARTICLE VII.
                                BOOKS AND RECORDS

     Section 7.01. Share Register. The board of directors of the Corporation shall cause to be kept at its principal executive office, or at another place or places within the United Stated determined by the board:

     (a) a share register not more than one year old, containing the names and addresses of the stockholder and the number and classes of shares held by each stockholder; and

     (b) a record of the dates on which certificates or transaction statements representing shares were issued.

     Section 7.02. Other Books and Records. The board of directors shall cause to be kept at its principal executive office, or if its principal executive office is not in Minnesota, shall make available at its Minnesota registered office within ten days after receipt by an officer of the Corporation of a written demand for them made by a stockholder or other person authorized by the Minnesota Statutes, Section 302A.461, original or copies of:

     (a)  records of all proceedings of stockholders for the last three years;

     (b)  records of all proceedings of the board for the last three years;

     (c)  its articles of incorporation and all amendments currently in effect;

     (d)  its bylaws and all amendments currently in effect;

     (e) financial statements required by the Minnesota Statutes, Section 302A.463 and the financial statements for the most recent interim period prepared in the course of the operation of the Corporation for distribution to the stockholders or to a governmental agency as a matter of public record;

     (f)  reports made to stockholders generally within the last three years;

     (g) a statement of the names and usual business addresses of its directors and principal officers; and

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     (h)  any stockholder voting or control agreements of which the Corporation is aware.

                                  ARTICLE VIII.

                       INDEMNIFICATION OF CERTAIN PERSONS

     Section 8.01. The Corporation shall indemnify all officers and directors of the Corporation, for such expenses and liabilities, in such manner, under such circumstances and to such extent as permitted by Minnesota Statutes, Section 302A.521, as now enacted or hereafter amended. Unless otherwise approved by the board of directors or required by law, the Corporation shall not indemnify any employee or agent of the Corporation who is not otherwise entitled to indemnification pursuant to the prior sentence of this section 8.01.

                                   ARTICLE IX.

                                   AMENDMENTS

     Section 9.01. These bylaws may be amended or altered by a vote of the majority of the whole board of directors at any meeting. Such authority of the board of directors is subject to the power of the stockholders, exercisable in the manner provided in the Minnesota Statutes, Section 302A.181, subd. 3, to adopt, amend, or repeal bylaws adopted, amended, or repealed by the board of directors. The board of directors shall not in any case adopt, amend or repeal a bylaw fixing a quorum for meetings of stockholders, prescribing procedures for removing directors or filling vacancies in the board of directors, or fixing the number of directors or their classifications, qualifications or terms of office, but may adopt or amend a bylaw to increase the number of directors.

                                   ARTICLE X.
                        SECURITIES OF OTHER CORPORATIONS

     Section 10.01. Voting Securities Held by the Corporation. Unless otherwise ordered by the board of directors, the chief executive officer shall have full power and authority on behalf of the Corporation (a) to attend any meeting of security holders of other corporations in which the Corporation may hold securities and to vote such securities on behalf of this Corporation; (b) to execute any proxy for such meeting on behalf of the Corporation; or (c) to execute a written action in lieu of a meeting of such other corporation on behalf of this Corporation. At such meeting, the chief executive officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation possesses. The board of directors may, from time to time, grant such power and authority to one or more persons and may remove such power and authority from the chief executive officer or any other person or persons.

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     Section 10.02. Purchase and Sale of Securities. Unless otherwise ordered by the board of directors, the chief executive officer shall have full power and authority on behalf of the Corporation to purchase, sell, transfer or encumber any and all securities of any other corporation owned by the Corporation, and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance. The board of directors may, from time to time, confer like powers upon any other person or persons.

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